Exhibit 99.2

First Midwest Bancorp, Inc.

Presentation Materials

May 2018

2017 Was Transformative

1. **Our multi-year investment in talent and infrastructure enabled us to**
   - Generate robust, diverse loan and fee-based revenue growth
   - Strengthen our core deposit foundation
   - Improve and add flexibility to our capital mix
   - Create capacity for growth, efficiency of scale

2. **We added $2.6bn in total assets and $1.0bn in trust assets under management ("AUM") through 2 strategic acquisitions**

3. **We entered 2018 as a $14bn commercial bank, working hard to meet the financial needs of our clients**

4. **We created significant momentum for 2018 and beyond**
   - Enhancing our position as a premier, Midwest-based commercial bank

First Midwest Today

A Premier Commercial Bank

- 4th largest independent Illinois-based bank
- $14.4bn in total assets
- $11.1bn in total deposits
- Over 2,000 colleagues
- Multi-state, Midwestern reach

Assets have grown at 14% CAGR since 2013

With a Robust Distribution Network





Waukegan Savings, Palos Bank, Peotone Bank, 1st Dupage ($0.9bn)
$8.3bn
Popular branches, Great Lakes Bank, National Machine Tool ($1.3bn)
$9.4bn
Peoples Bank ($110mm)
$9.7bn
NB&T of Sycamore ($0.7bn)
$11.4bn
Standard Bank ($2.6bn)
$14.1bn
2013
2014
2015
2016
2017

Source: Company filings and SNL Financial
Note: Financial information reflects data as of March 31, 2018.

Driving Our Strategic Focus

Highest Quality Team

- **Sustain high engagement**
  - Client-focused model
- **Developing talent**
  - Succession, building depth
  - Targeted training to support business initiatives

Grow/Diversify Revenue

- **Relationship focused**
  - Balanced commercial growth
- **Business expansion**
  - Geographic, small business, fee businesses
- **Aligned M&A**

Balance Risk/Investment

- **Leverage infrastructure**
  - Technology investments
  - Capital allocation
- **Aligned risk and compliance**
- **Maintain credit culture, improve process**



Strategic M&A
Core Execution
Build Growth Businesses
(Wealth, Mortgage, Specialty, Treasury Management, Small Business)
Top Tier Returns
"Delivering Excellence": A Platform for Growth

And Our Core Beliefs

- **Relationship-based Model Remains Our Best Path to Success**
  - Driven by culture and talent investments
  - Leverages diversified business mix and strong core funding
- **Investments Already Made to Out-pace Market In Near Term**
  - Executive leadership, line of business talent
  - Standard Bancshares, Inc. ("Standard"), Premier Asset Management LLC ("Premier") and NI Bancshares Corporation ("NB&T") integrations
  - Specialty business lines
- **Chicago's Size and Breadth Anchors the Midwest**
  - #12 Deposit Share in Chicago MSA; #2 in South Metro
  - Broader geographic reach diversifies and lessens risk
- **Infrastructure Maturing, Creating Capacity**
  - System and process enhancements
  - Business unit efficiency
- **M&A Provides Expansion Opportunities and Scale**

Source: SNL Financial
Note: Deposit share information reflects data reported annually as of June 30, 2017.

Investment Highlights

1. **Premier Midwest-based Commercial Bank with Attractive Operational Footprint**
2. **Relationship-driven Strategy, Supported by Leading Core Deposit Foundation**
3. **Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit**
4. **Underlying Operating Performance, Aided by "Delivering Excellence"**
5. **Platform for and Track Record of Integrating Accretive, Attractive Acquisitions**

Financial Results

	Periods Ended		
	Q1 '18	Q4 '17	Q1 '17
Net Interest Income ("NII")	$ 119	$ 119	$ 115
Loan Loss Provision	15	8	5
Noninterest Income	35	40	40
Net Securities Losses	—	(5)	—
Noninterest Expense	95	102	116
Income before Income Taxes	44	44	34
Income Tax Expense	10	42	11
Net Income	$ 34	$ 2	$ 23
Pre-provision Net Revenue ("PPNR"), Adjusted[(1)]	$ 58	$ 61	$ 57
Earnings Per Share ("EPS")	$ 0.33	$ 0.02	$ 0.23
EPS, Adjusted[(1)]	$ 0.33	$ 0.34	$ 0.34
ROATCE[(2)]	12.5%	1.2%	9.5%
ROATCE, Adjusted[(1)(2)]	12.5%	12.4%	14.0%
Efficiency Ratio[(1)]	61%	61%	61%

Highlights

- PPNR, adjusted[(1)] down 4% from Q4 '17 impacted by seasonality and fewer days and up 3% from Q1 '17
- EPS, adjusted[(1)] of $0.33, down 3% from Q4 '17 and Q1 '17
  - $0.05 of higher provision expense impacts Q1 '18 reflective of loan growth and remediation costs on two isolated credits
- Produced ROATCE, adjusted[(1)(2)] of 12.5%, consistent with Q4 '17 and down from 14.0% Q1 '17, impacted by higher provision expense noted above

Dollars in millions, except per share data
Source: Company filings.
[(1)] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.
[(2)] Represents return on average tangible common equity ("ROATCE").

Low Cost Core Funding

Average Deposits and Composition



3% Growth in Average Deposits
$10,708
$11,102
$11,143
$11,179
$11,025
14%
18%
18%
19%
31%
14%
17%
18%
19%
32%
14%
18%
18%
18%
32%
14%
18%
18%
18%
32%
16%
16%
18%
18%
32%
84% Core(1)
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Demand
Savings
NOW
Money Market
Time

Cost of Deposits



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.47%
0.23%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
FMBI
Peers(2)

- **Increasing deposit costs largely due to higher time deposit balances**

Strong Core Deposit Foundation

Dollars in millions
Source: Company filings and SNL Financial
(1) Includes demand, savings, money market, and NOW accounts.
(2) Refer to the Company's 2018 Annual Meeting Proxy Statement for a detailed list of the Company's national peer group.

Diversified Loan Portfolio

Growing, Diversifying Our Loan Portfolio



6% Growth in Loans
$10,054
$10,232
$10,390
$10,438
$10,677
1,674
1,795
1,882
1,923
2,006
3,107
3,129
3,157
3,118
3,161
1,480
1,464
1,451
1,436
1,415
3,793
3,844
3,900
3,961
4,095
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
C&I and Agriculture
Owner Occupied CRE
Investor CRE
Consumer

Credit Trends



0.80%
0.60%
0.40%
0.20%
0.00%
0.52%
0.29%
0.24%
0.21%
0.62%
0.34% (1)
2014
2015
2016
2017
Q1 '18
Net Charge-offs ("NCOs")/ Avg Loans (2)

- **Q1 '18 net charge-offs elevated due to remediation and timing for two isolated credits**
- **NCOs/Avg Loans levels within normalized range**

Dollars in millions
Source: Company filings and reports
Note: Loan portfolio data as of the end of period.
(1) NCOs calculated for the twelve months ended March 31, 2018.
(2) Annualized based on the numbers of days for each period presented.

Operating Performance Strong Away from Headwinds

Tax-equivalent Net Interest Margin ("NIM"), Adjusted[1]


3.70%
3.60%
3.50%
3.51%
3.60%
3.62%
3.64%
3.64%
- Benefiting from higher rates and growth
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Fee Income Ratio[1][2]


25%
24%
23%
22%
21%
20%
23%
24%
24%
24%
23%
- Impacted by seasonality
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Efficiency Ratio[1]


64%
63%
62%
61%
60%
59%
58%
- Down from 67% in 2013
- Variability quarter to quarter
- Impacted by Durbin Amendment
61%
59%
59%
61%
61%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

EPS, Adjusted[1]


$0.60
$0.40
$0.20
$0.34
$0.35
$0.33
$0.34
$0.33
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18

Source: Company filings and reports
[1]Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2]Q1 '17 and Q2 '17 are adjusted for the impact of the Durbin Amendment of the Dodd-Frank Act ("Durbin Amendment") which became effective in Q3 '17 and Q1 '18 is adjusted for the reclassification impact of adopted accounting guidance.

Recent Acquisitions

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	At Announcement AUM[1]
Bank Acquisitions					
Standard Bancshares	1947	Jan-2017	$2.5	$2.2	$0.3
NI Bancshares	1867	Mar-2016	$0.6	$0.6	$0.7
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1	—
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5	—
Branch Acquisitions					
Popular Community Bank	—	Aug-2014	$0.7	$0.7	—
Non-Bank Acquisitions					
Premier Asset Management	2001	Feb-2017	—	—	$0.6
National Machine Tool	1986	Sep-2014	—	—	—
			$4.5	$4.1	$1.6

Driving Operating Leverage



3.45%
3.25%
3.05%
2.85%
2.65%
3.27%
3.17%
3.10%
2.98%
2.80%
2014
2015
2016
2017
Q1 '18[1]
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[2]



Total Asset CAGR: 11%
Organic Asset CAGR: 5%
Organic Growth
Acquisitions
$9.4
$1.3
$8.1
$9.7
$1.4
$8.3
$11.4
$2.0
$9.4
$14.1
$4.5
$9.6
$14.4
$4.5
$9.9
2014
2015
2016
2017
Q1 '18

Dollars in billions
Source: Company regulatory filings and SNL Financial
Note: Data as of the end of the period.
[1] For the twelve months ended March 31, 2018.
[2] Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

Financial Review

Q1 '18 Financial Highlights

Earnings Per Share

- Increased EPS to $0.33, up from $0.02 and $0.23 for Q4 '17 and Q1 '17, respectively
  - Generated EPS, adjusted[1] of $0.33, down 3% from Q4 '17 and Q1 '17
  - Higher provision expense negatively impacted EPS $0.05 compared to Q4 '17, reflective of loan growth and remediation costs specific to two isolated credits

Loans and Deposits

- Grew loans to $11bn, up 9% annualized from Q4 '17 and 6% from Q1 '17
- Maintained total average deposits at $11 bn, consistent with Q4 '17 and up 3% from Q1 '17; core deposit mix stable at 84%

NII and NIM

- Generated NIM of 3.80%; reflects declining loan accretion and 3 bps reduction due to federal income tax reform; excluding these items, NIM expanded 3 bps compared to Q4 '17 and was up 16 bps from Q1 '17

Asset Quality

- Higher NCOs to average loans of 0.62% compared to 0.27% for Q4 '17 and 0.12% for Q1 '17

Noninterest Income

- Lower noninterest income by 11% compared to Q1 '17; up 6% from Q1 '17, excluding the $4mm reclassification impact of recently adopted accounting guidance[2], the impact of the Durbin Amendment, and net securities losses

Noninterest Expense

- Controlled expenses, reporting an efficiency ratio[1] of 61%, consistent with Q4 '17 and Q1 '17

Dividends

- Increased dividends per share to $0.11, up 10% and 22% from Q4 '17 and Q1 '17, respectively

Source: Company filings
[1] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for the current period.

Net Interest Income

	Periods Ended				
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
Interest-earning assets	$12,212	$12,367	$12,544	$12,541	$12,752
NIM[1]	3.89 %	3.88 %	3.86 %	3.84 %	3.80 %
Accretion	(0.38)%	(0.28)%	(0.24)%	(0.20)%	(0.16)%
NIM, adjusted[1][2]	3.51 %	3.60 %	3.62 %	3.64 %	3.64 %
Tax reform impact on FTE	-	-	-	-	0.03 %



$115
$11
$118
$9
$120
$8
$119
$6
$119
$5
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
NII
Accretion
Tax-equivalent adjustment

Highlights

- **NII consistent with Q4 '17, up 3% from Q1 '17**
  - Accretion down $1mm from Q4 '17 and $6mm from Q1 '17
- **NIM, adjusted[1][2] of 3.64% consistent with Q4 '17, up 13 bps from Q1 '17**
  - 3 bps reduction in the tax-equivalent adjustment due to federal income tax reform
- **Strong core deposit base allowed for controlled funding costs through 4 rate hikes since 2017**

Dollars in millions
Source: Company filings
[1]Presented on a fully tax-equivalent ("FTE") basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time, or 35%.
[2]Excludes the impact of acquired loan accretion.

Noninterest Income

Noninterest Income Composition and Trend

	Periods Ended				
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
As reported	$ 40	$ 45	$ 43	$ 35	$ 35
Less: Net securities (gains) losses	—	—	(3)	5	—
Accounting reclassification[(1)]	—	—	—	—	4
Durbin Amendment	(3)	(3)	—	—	—
As adjusted[(2)]	$ 37	$ 42	$ 40	$ 40	$ 39



$40
$45
$40
$40
$35
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Deposit Service Charges
Wealth Management
Card-based
Mortgage Banking
Other Noninterest Income (3)

Highlights

- **Away from the accounting reclassification[(1)] and Durbin Amendment, increased noninterest income by 6% from Q1 '17**
  - Expanded AUM to $11bn, and grew wealth management fees to $11mm, up 24% and 13%, respectively, from Q1 '17
  - Net card-based fees up 8%
- **Decrease in noninterest income, adjusted[(2)] by 3% from Q4 '17, due to seasonality and lower capital markets income**

Dollars in millions
Source: Company filings and reports
(1) As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for the current period.
(2) This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for discussion.
(3) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense

Noninterest Expense Composition and Trend

	Periods Ended				
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
As reported	$ 116	$ 100	$ 97	$ 102	$ 95
Accounting reclassification[1]	—	—	—	—	4
Special bonus, charitable contribution[2]	—	—	—	(4)	—
Acquisition and integration related expenses	(18)	(1)	—	—	—
As adjusted[2]	$ 98	$ 99	$ 97	$ 98	$ 99



$116
$19
61%
$100
$1
59%
$97
59%
$102
$4
61%
$95
61%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Salaries & Benefits
Occupancy & Equipment
Professional Services
Technology
Merchant Card
Other
Adjustments(2)
Efficiency ratio

Highlights

- **Controlled expenses, reporting an efficiency ratio[2] of 61%, consistent with Q4 '17 and Q1 '17**
  - Down from 67% in 2013
  - Variability quarter to quarter
  - Impacted by Durbin Amendment
- **Noninterest expense, adjusted[2] of $99mm, consistent with Q4 '17 and Q1 '17**

Dollars in millions
Source: Company filings
[1] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for the current period.
[2] See the accompanying "Non-GAAP Financial Information" slides for detail on adjustments and non-GAAP financial measure calculations.

Loan Portfolio and Credit Trends

Non-Performing Assets ("NPAs")


1.25%
1.00%
0.75%
0.50%
0.87%
1.07%
0.86%
0.89%
0.92%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
NPAs / Loans + OREO[1]

Performing Potential Problem Loans ("PPPLs")


5.00%
4.00%
3.00%
2.00%
4.63%
4.41%
4.36%
3.05%
3.04%
2014
2015
2016
2017
Q1 '18
PPPLs / Corporate Loans

Allowance for Credit Losses ("ACL")


1.25%
1.00%
0.75%
0.50%
0.89%
0.91%
0.92%
0.93%
0.90%
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Q1 '18
ACL / Loans

Highlights

- NPAs stable, natural fluctuations period to period
- PPPLs to corporate loans down 52% from 2014 reflecting strong overall credit performance

Source: Company filings and reports
[1] NPAs are defined as nonaccrual loans + loans 90+ days past due + accruing TDRs + OREO. Purchased credit impaired loans with an accretable yield are considered current and are not included in loans 90+ days past due.

Capital

	December 31,				March 31,
	2014	2015	2016	2017	2018
Company Regulatory Capital Ratios[1]:					
• Total capital to risk-weighted assets ("RWA")	11.2%	11.1%	12.2%	12.1%	12.1%
• Tier 1 capital to RWA	10.2%	10.3%	9.9%	10.1%	10.1%
• CET1 capital to RWA	9.5%	9.7%	9.4%	9.7%	9.7%
Other Company Capital Ratios[2]:					
• Tangible common equity to tangible assets	8.4%	8.6%	8.1%	8.3%	8.2%
• Tangible common equity, excluding accumulated other income ("AOCI"), to tangible assets	8.6%	8.9%	8.4%	8.6%	8.6%
• Dividend payout ratio	33.7%	34.2%	31.5%	40.6%	33.8%
• Dividend payout ratio, adjusted	30.1%	31.8%	29.6%	29.0%	33.8%

Strong Earnings Return Capital to Levels Last Achieved Prior to Acquisitions

[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior period presented is reported using the regulatory guidance at that time.
[2] For details on these ratios, see the accompanying "Non-GAAP Financial Information" slides for detail.

2018 Outlook

Outlook Unchanged from Prior Quarter Unless Otherwise Noted

Loans and Deposits

- Mid-single digit loan growth from Q1 '18 for the remainder of the year **(Updated)**
- Low-single digit average deposit growth for the full year expected

Net Interest Income and Margin

- NII up mid- to high-single digits from 2017 ($472mm)
- Continued NIM expansion, excluding accretion--modest in Q2 due to seasonality
- Scheduled accretion of $18mm for the full year--$13mm for the remainder of the year

Noninterest Income

- Growth of $1-$2mm per quarter

Noninterest Expense

- Reported noninterest expense of $96-$98mm per quarter for the remainder of the year with some variability by quarter

Asset Quality

- NCOs for the remainder of the year expected in the 25-30 bps range with some variability by quarter **(Updated)**
- Provision expense expected to approximate $10mm per quarter **(Updated)**
- Subject to economic conditions and activity in acquired loans

Taxes

- Effective tax rate expected to be approximately 25%

Building Our Future

Operating as a Larger Company

Infrastructure Maturing, Creating Capacity

Surpassed $10bn in total assets in Q1 '16, expanded regulatory requirements in 2017

- Reduced interchange revenue by approximately $3mm per quarter (pre-tax), began 7/1/17
- Regulation by CFPB
- Expanded stress testing (DFAST)
- Additional regulatory expectations


2013
$8.3bn
2016
$11.4bn
Q1 '18
$14.4bn
Greater than
$15.0bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Creating a Platform for Growth

Delivering Excellence:
Natural Next Step

Enhance the customer experience... ...and improve efficiency of operations

- Faster delivery of service through streamlined processes, improving customer onboarding through account servicing
- More efficient client coverage model across segments
- Deepen customer relationships across business units, providing additional products to suit needs

- Identified run rate benefit of ~$27mm ($22mm cost savings, $5mm revenue by 2021)
  - Cost reductions largely completed by Q4 ‘18
  - Anticipated revenue lift in future years, primarily greater Retail product penetration
  - Investor guidance of 2019 earnings benefit ≥ $20mm will be achieved
- Work continues, potential for further upside, particularly for revenue growth
  - Support groups cost savings
  - Administrative staffing
  - Treasury Management revenue uplift

Delivering Excellence:
Immediate Improvements, Scalable For Future



5 operating model shifts
Front-office sales model
Depth of relationships
Risk culture
Operations and Technology
Support for business units

Aspiration

- Better align front-office sales to size of opportunity
- Deepen penetration of existing customers, both within and across business units
- Better align processes to the underlying risk to the bank
- Leverage automation to create scalable operations
- Upgrade technology
- Improve scalability of support functions
- Collaborate more closely with business units

Delivering Excellence:
Projected Financial Impact


2018
2019
2020
2021
Recurring benefit
$4
$4
$22
$2
$20
$26
$5
$21
$27
$5
$22
One time costs
-$22
$-2
$-1
$0
Net impact
-$18
$20
$25
$27

- Immediate, sustainable profit improvement
  - Driven by lower costs from:
    - Closing and consolidation of 19 branches
    - 7% staff reduction, nearly half through attrition
- One-time costs of ~$22mm in 2018, reflecting:
  - Branch closures
  - Severance
  - Other restructuring expenses
- 1 year payback period, solely on lower costs
- Revenue growth expected to fund future investment needs

■ Cost ■ Revenue

Well-Positioned for Growth, Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, 42 banks between $350mm and $4bn in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Milwaukee
Grand Rapids
Iowa City
Chicago
Moline
Champaign
Springfield
St Louis
Indianapolis
I74 / I55
90
88
80
55
57
72
70
67
65
74
64
94
69

Well-positioned for Future Growth, "Delivering Excellence" Provides Further Scale

Source: SNL Financial
[1] Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

Investment Highlights

1. Premier Midwest-based Commercial Bank with Attractive Operational Footprint
2. Relationship-driven Strategy, Supported by Leading Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Underlying Operating Performance, Aided by "Delivering Excellence"
5. Platform for and Track Record of Integrating Accretive, Attractive Acquisitions

Forward-Looking Statements

This presentation, as well as any oral statements made by or on behalf of First Midwest in connection herewith, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,“ “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward” or “assume” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2018, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including anticipated actions, goals, and expectations, as well as costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2017, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest’s filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, ROATCE, adjusted, pre-provision net revenue, adjusted, tax-equivalent NII, NIM, NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, tangible common equity to tangible assets, tangible common equity, excluding AOCI, to tangible assets, and dividend payout ratio, adjusted.

The Company presents EPS, the efficiency ratio, return on average tangible common equity, pre-provision net revenue, and dividend payout ratio, all adjusted for certain significant transactions. These transaction include the revaluation of deferred tax assets ("DTAs") (Q4 '17), certain actions resulting in securities gains (losses) (Q4 '17 and Q3 '17), a special bonus to colleagues (Q4 '17), a charitable contribution to the First Midwest Charitable Foundation (Q4 '17), and acquisition and integration related expenses associated with completed and pending acquisitions (all periods presented, excluding Q1 '18 and Q4 '17). Management believes excluding these transactions from EPS, the efficiency ratio, return on average tangible common equity, pre-provision net revenue, and dividend payout ratio is useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The Company presents noninterest income, adjusted and noninterest expense, adjusted. These metrics exclude net securities losses, the accounting reclassification impact of recently adopted accounting guidance, and Durbin from noninterest income and the accounting reclassification and certain significant transactions listed above from noninterest expense. Management believes that excluding these items from noninterest income and noninterest expense is useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion facilitates better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets which are presented at the current federal income tax rate of 21% and prior periods are presented using the federal income tax rate applicable at that time, or 35%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, adjusted, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the the following reconciliations for details on the calculation of these measures to the extent presented herein.

Non-GAAP Financial Information

	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
	Quarters Ended				
Efficiency Ratio Calculation					
Noninterest expense	$ 116,642	$ 99,751	$ 97,190	$ 102,326	$ 95,582
Special bonus	—	—	—	(1,915)	—
Charitable contribution	—	—	—	(1,600)	—
Acquisition and integration related expenses	(18,565)	(1,174)	(384)	—	—
Net other real-estate owned ("OREO") expense	(1,700)	(1,631)	(657)	(695)	(1,068)
Total noninterest expense for efficiency ratio calculation	$ 96,377	$ 96,946	$ 96,149	$ 98,116	$ 94,514
Tax-equivalent net interest income [1]	$ 117,251	$ 119,625	$ 121,935	$ 121,154	$ 119,538
Noninterest income	39,951	44,945	43,348	34,905	35,517
Less: net securities (gains) losses	—	(284)	(3,197)	5,357	—
Total	$ 157,202	$ 164,286	$ 162,086	$ 161,416	$ 155,055
Efficiency ratio	61.31%	59.01%	59.32%	60.78%	60.96%
Pre-provision Net Revenue, Adjusted					
Net income before income tax	$ 33,588	$ 54,538	$ 55,942	$ 43,886	$ 43,317
Provision	4,918	8,239	10,109	8,024	15,181
Losses (gains) from securities repositioning	—	—	(3,197)	5,357	—
Special bonus	—	—	—	1,915	—
Charitable contributions	—	—	—	1,600	—
Acquisition and integration related expenses	18,565	1,174	384	—	—
Pre-provision net revenue, adjusted	$ 57,071	$ 63,951	$ 63,238	$ 60,782	$ 58,498

Source: Company filings
Dollars in thousands
[1] Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time, or 35%.

Non-GAAP Financial Information

	Quarters Ended				
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
Earnings					
Net income	$ 22,855	$ 34,950	$ 38,235	$ 2,347	$ 33,510
Net income applicable to non-vested restricted shares	(234)	(336)	(340)	(6)	(311)
Net income applicable to common shares	$ 22,621	$ 34,614	$ 37,895	$ 2,341	$ 33,199
DTA revaluation	—	—	(2,846)	26,555	—
(Gains) losses from securities portfolio actions, net of tax	—	—	(1,886)	3,161	—
Charitable contribution, net of tax	—	—	—	944	—
Special bonus, net of tax	—	—	—	1,130	—
Acquisition and integration related expenses, net of tax	11,139	704	227	—	—
Total adjustments to net income, net of tax	11,139	704	(4,505)	31,790	—
Earnings, adjusted	$ 33,760	$ 35,318	$ 33,390	$ 34,131	$ 33,199
EPS					
Net income applicable to common shares	$ 22,621	$ 34,614	$ 37,895	$ 2,341	$ 33,199
Earnings, adjusted	$ 33,760	$ 35,318	$ 33,390	$ 34,131	$ 33,199
Weighted-average common shares outstanding (basic)	100,411	101,743	101,752	101,766	101,922
Dilutive effect of common stock equivalents	21	20	20	21	16
Weighted-average diluted common shares outstanding	100,432	101,763	101,772	101,787	101,938
Basic EPS	$ 0.23	$ 0.34	$ 0.37	$ 0.02	$ 0.33
Diluted EPS	$ 0.23	$ 0.34	$ 0.37	$ 0.02	$ 0.33
EPS, adjusted	$ 0.34	$ 0.35	$ 0.33	$ 0.34	$ 0.33

Source: Company filings
Dollars in thousands

Non-GAAP Financial Information

	Quarters Ended				
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
Return on Average Tangible Common Equity ("ROATCE")					
Average stockholders' equity	$ 1,763,538	$ 1,830,536	$ 1,855,647	$ 1,880,265	$ 1,873,419
Less: average intangible assets	(750,589)	(753,521)	(751,366)	(749,700)	(753,870)
Average tangible common equity	$ 1,012,949	$ 1,077,015	$ 1,104,281	$ 1,130,565	$ 1,119,549
Earnings, adjusted	$ 33,760	$ 35,318	$ 33,390	$ 34,131	$ 33,199
Intangibles amortization, net of tax	1,179	1,298	1,139	1,066	1,294
Earnings, excluding intangible amortization, adjusted	$ 34,939	$ 36,616	$ 34,529	$ 35,197	$ 34,493
ROATCE	9.53%	13.37%	14.02%	1.20%	7.19%
ROATCE, adjusted	13.99%	13.64%	12.41%	12.35%	12.50%
Tax-Equivalent Net Interest Income / Margin					
Net interest income	$ 115,197	$ 117,583	$ 119,893	$ 119,331	$ 118,563
Tax-equivalent adjustment	2,054	2,042	2,042	1,823	975
Tax-equivalent net interest income[(1)]	$ 117,251	$ 119,625	$ 121,935	$ 121,154	$ 119,538
Less: acquired loan accretion	(11,345)	(8,757)	(7,581)	(6,240)	(5,112)
Tax-equivalent net interest income, adjusted[(1)]	$ 105,906	$ 110,868	$ 114,354	$ 114,914	$ 114,426
Average interest-earning assets	$ 12,211,804	$ 12,366,739	$ 12,544,134	$ 12,541,073	$ 12,751,526
Tax-equivalent net interest margin[(1)]	3.89%	3.88%	3.86%	3.84%	3.80%
Tax-equivalent net interest margin, adjusted[(1)]	3.51%	3.60%	3.62%	3.64%	3.64%
Operating Revenue and Fee Income Ratio					
Noninterest income	$ 39,951	$ 44,945	$ 43,348	$ 34,905	$ 35,517
Less: securities (gains) losses	—	(284)	(3,197)	5,357	—
Less: Durbin Amendment	(2,900)	(3,100)	—	—	—
Less: Accounting guidance reclassification	—	—	—	—	3,666
Noninterest income, adjusted	37,051	41,561	40,151	40,262	39,183
Less: other noninterest income	(2,104)	(3,433)	(1,846)	(2,476)	(2,471)
Fee-based revenues	34,947	38,128	38,305	37,786	36,712
Net interest income	115,197	117,583	119,893	119,331	118,563
Operating revenue	150,144	155,711	158,198	157,117	155,275
Tax-equivalent adjustments	2,054	2,042	2,042	1,823	975
Total revenue for fee income ratio	$ 152,198	$ 157,753	$ 160,240	$ 158,940	$ 156,250
Fee income ratio	23.0%	24.2%	23.9%	23.8%	23.5%

Source: Company filings
Dollars in thousands
(1) Presented on a tax-equivalent basis, which reflects federal tax benefits.

Non-GAAP Financial Information

	Quarters Ended				
	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18
Tangible Common Equity					
Stockholders' equity	$ 1,804,733	$ 1,836,843	$ 1,865,130	$ 1,864,874	$ 1,869,287
Less: goodwill and other intangible assets	(754,621)	(752,413)	(750,436)	(754,757)	(754,814)
Tangible common equity	1,050,112	1,084,430	1,114,694	1,110,117	1,114,473
Less: AOCI	40,264	36,567	38,036	33,036	57,531
Tangible common equity, excluding AOCI	$ 1,090,376	$ 1,120,997	$ 1,152,730	$ 1,143,153	$ 1,172,004
Total assets	$ 13,773,471	$ 13,969,140	$ 14,267,142	$ 14,077,052	$ 14,379,971
Less: goodwill and other intangible assets	(754,621)	(752,413)	(750,436)	(754,757)	(754,814)
Tangible assets	$ 13,018,850	$ 13,216,727	$ 13,516,706	$ 13,322,295	$ 13,625,157
Tangible common equity to tangible assets	8.07%	8.20%	8.25%	8.33%	8.18%
Tangible common equity, excluding AOCI to tangible assets	8.38%	8.48%	8.53%	8.58%	8.60%
Dividend Payout Ratio					
Dividends declared per share	$ 0.09	$ 0.10	$ 0.10	$ 0.10	$ 0.11
EPS	0.23	0.34	0.37	0.02	0.33
EPS, adjusted	0.34	0.35	0.33	0.34	0.33
Dividend payout ratio	39.95%	29.39%	26.85%	434.71%	33.77%
Dividend payout ratio, adjusted	26.77%	28.81%	30.48%	29.82%	33.77%

Source: Company filings
Dollars in thousands

Certain Terms Used in This Presentation

Earnings, Adjusted – Equals net income excluding the impact of the revaluation of DTAs (Q4 '17), certain actions resulting in securities losses (Q4 '17), a special bonus to colleagues (Q4 '17), a charitable contribution to the First Midwest Charitable Foundation (Q4 '17), acquisition and integration related expenses associated with completed and pending acquisitions (all periods presented, excluding Q1 '18 and Q4 '17).

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Fee-based Revenues – Equals noninterest income earned from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Noninterest Expense, Adjusted – Equals noninterest expense, excluding the impact of items detailed in earnings, adjusted above.

Return on Average Tangible Common Equity ("TCE"), Adjusted – Equals earnings, adjusted, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Earnings Per Share, Adjusted – Equals earnings applicable to common shares, adjusted divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, adjusted, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total noninterest income, excluding net securities (gains) losses. The ratio excludes the impact of items detailed in earnings, adjusted above.

Net Interest Margin, Adjusted – Equals net interest income, excluding the impact of acquired loan accretion, as a percent of average total interest-earning assets.

Dividend Payout Ratio, Adjusted – Equals dividends declared per share divided by earnings per share, adjusted.

First Midwest Bancorp, Inc.
Contact Information

Patrick S. Barrett
Executive Vice President &
Chief Financial Officer
pat.barrett@firstmidwest.com
(708) 831-7231

James M. Roolf
Senior Vice President &
Corporate Relations Officer
jim.roolf@firstmidwest.com
(630) 875-7533